Exhibit 10.31
                       ASSIGNMENT AND ASSUMPTION CONTRACT


         This ASSIGNMENT AND ASSUMPTION CONTRACT (this "Contract"), dated as of this 26th day of April, 1996, is between JIAOZUO ALUMINUM MILL ("Assignor") and JIAOZUO WAN FANG POWER COMPANY LIMITED ("Assignee").


                                    RECITALS

         WHEREAS, Assignor owns all right, title and interest in and to the equipment, machinery, properties, contracts, permits, licenses and other assets listed on Schedule A attached hereto (the "Project Assets");

         WHEREAS, pursuant to the Joint Venture Contract dated as of March 27, 1996 between Assignor and Jiaozuo Power Partners, L.P. (the "Joint Venture Contract"), Assignor is required to transfer the Project Assets to Assignee at the time contributions to the registered capital of Assignee are made;

         WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to accept, all of Assignor's right, title, interest and benefits under, in and to, the Project Assets and Assignee desires to assume certain liabilities in connection therewith as listed on Schedule B attached hereto (the "Liabilities"), all on the terms and conditions set forth herein; and

         WHEREAS, the transfer of the Project Assets under this Contract is made in consideration of Jiaozuo Power Partners, L.P. entering into the Joint Venture Contract and in consideration of Assignee's assumption of the Liabilities listed on Schedule B hereto;

         NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

         1. Assignor hereby irrevocably conveys, transfers, sets over and assigns to Assignee (the "Assignment"), and its successors and assignees, all of Assignor's right, title and interest in and to all of the Project Assets and all benefits arising thereunder or therefrom, such Assignment to take effect on the Assignment Date (as herein defined).

         2. (a) Subject to the terms and conditions herein, Assignee hereby assumes the Liabilities specifically listed on Schedule B hereto, provided that Assignee shall not assume any liability in connection with the Project (as defined in the Power Purchase and Sale Contract dated as of April 26, 1996 between Assignor and Assignee), the Project Assets or this Contract, whether or not listed on Schedule B, until the Assignment Date or such later date as the Assignment becomes effective under Section 4. Assignor specifically acknowledges and agrees that Assignee does not assume any liability not listed on Schedule B and that Assignee shall have no responsibility for any liability in connection with the

Project, the Project Assets or this Contract prior to the Assignment Date or such later date as the Assignment becomes effective under Section 4.

         (b) All debts and liabilities of Assignor in connection with the Project (other than those listed on Schedule B), whether now existing or hereafter arising, shall be the sole obligation of Assignor and shall not give rise to any actual or contingent Lien (as herein defined) on any portion of the Project, the Project Assets, Assignee, any assets of Assignee or any interest in Assignee. Assignee shall not be liable for any such debts or liabilities. Assignor shall be obligated to repay such debts and liabilities in full and upon such repayment shall provide evidence satisfactory to Assignee that such debts and liabilities have been paid in full and that all claims and liens in connection therewith have been released.

         3. Each party hereto agrees that it shall execute or cause to be executed promptly after request by the other such documents or instruments as may be reasonably required for the purpose of or in connection with the assignment by Assignor of the Project Assets or the assumption by Assignee of the Liabilities pursuant to this Contract.

         4. Notwithstanding anything contained herein, to the extent the consent of any third party is required as a condition to the assignment of any Project Asset, the Assignment, insofar as it encompasses such Project Asset, shall not be effective unless and until such consent shall have been obtained and Assignor shall: (a) until such time as such consent shall have been obtained, to the extent possible obtain for Assignee the benefits of such Project Asset as though the Assignment had been effective with respect to such Project Asset; and (b) be obligated to obtain the consent of such third party. At such time as Assignor shall obtain the required consent to the assignment of any Project Asset retained by Assignor pursuant to this Section 4, the Assignment shall immediately become effective in accordance with the terms of this Contract without the need for further action or further documentation by either party hereto. This Section 4 shall not apply to any transfer that does not require any third party's consent.

         5. The "Assignment Date" shall be the date on which this Contract is formally signed by Assignor and Assignee, which date shall be after the business license is issued to Assignee.

         6. Assignor represents and warrants to and covenants with Assignee as follows:
         (a) Assignor has all necessary corporate power and authority to execute and perform its obligations under this Contract; the signing and performance by Assignor of this Contract have been duly authorized by all necessary corporate action on its part; and this Contract has been duly and validly signed by Assignor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

         (b) No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the signing or performance by Assignor of this Contract or for the validity or enforceability thereof.

         (c) So long as provisions of this Contract are in effect, Assignor shall (i) preserve and maintain its corporate existence; (ii) preserve and maintain all of its material rights, privileges and franchises; and (iii) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities.

         (d) Assignor is the sole legal and beneficial owner of the Project Assets free and clear of any Lien other than the Liabilities listed on Schedule
B. "Lien" means, with respect to any property, any mortgage, lien, pledge, charge, security interest, encumbrance, option, contract right or other third party right of any kind in respect of such property.

         (e) The Project Assets are in a good state of repair and working condition and comprise of all of the assets, rights and privileges which are currently or have been used or required by Assignor to carry on the Project.

         (f) There are no options or other agreements or contracts outstanding which provide for the sale or transfer or the right to require the creation of any Lien over the Project Assets or any part thereof.

         (g) Assignee shall upon taking over the Project Assets have full and complete right, title and interest in and to the Project Assets free and clear of all Liens.

         (h) Neither Assignor nor any of its employees is engaged in or is the subject of any litigation or arbitration, administrative or criminal proceedings which may affect the Project Assets or the Project.

         (i) All the books and records and other materials relevant to the Project have been fully, properly and accurately maintained on a consistent basis and have been turned over to Assignee.

         (j) Except as expressly listed on Schedule C hereto, Assignor has conducted work in connection with the Project in all respects in accordance with all applicable laws, permits and regulations of the People's Republic of China and is not currently in violation of such applicable laws, permits and regulations including without limitation those of the environmental protection agency. The Project and its business as contemplated will not violate such applicable laws and regulations referred to above. Assignor acknowledges that the approvals listed on Schedule C have not been obtained and believes that the lack of such approvals will not have a serious impact on the Project. Assignor agrees to provide relevant government support document(s) and try its best to hold the Assignee harmless against losses in connection therewith.

         (k) Assignor has disclosed to Assignee in writing full and complete copies of all contracts and arrangements entered into prior to the date hereof in respect of the Project Assets and the Projects; and Assignor is not at the date hereof a party to or subject to any agreement which is outside the ordinary course of the business of the Project.

         (l) There are no claims of third parties or liabilities or obligations of any kind relating directly or indirectly to the Project or the Project Assets except the Liabilities set forth on Schedule B hereto.

         (m) There are no contracts, obligations, agreements or arrangements to which Assignor is a party or by which Assignor is bound which are void, illegal or unenforceable under or contravening any laws, regulations or permits.

         (n) Assignor is not in default under any provision of any of the contracts relating to the Project to be assigned to Assignee and no event has occurred which constitutes a default, or with the giving of default notice or the passage of the default cure period, would constitute a default under the foregoing contracts.

         (o) The approvals, contracts and insurance policies to be assigned to Assignee are and will be on the date of such assignment in full force and effect in accordance with their terms.

         (p) All representations and warranties made by Assignor will be true throughout the term of Assignee as a joint venture.

         (q) Assignor believes that the construction of the power plant complies with all applicable laws, permits and regulations.

         (r) No tax liability shall be incurred by Assignee as a result of Assignor's transfer of the Project Assets to Assignee as Assignor contribution to the registered capital of Assignee.

         (s) Work relating to the Project that has been completed prior to the Assignment Date or such later date as the Assignment becomes effective under
Section 4 is free from defects in title, conforms to standards of design, materials and workmanship prevailing in the industry and conforms in all respects to the construction contract(s).

         (t) Warranties provided by manufacturers or otherwise on equipment transferred and other Project Assets are valid as of the Assignment Date or such later date as the Assignment becomes effective under Section 4.

         (u) Assignor shall notify Assignee immediately in writing if Assignor becomes aware of any circumstances that might make any of the representations and warranties hereunder untrue or misleading.

         7. Assignor shall, and does hereby agree to, indemnify Assignee for, and hold it harmless from, (a) any and all liability, loss or damage (other than to the extent resulting from the Liabilities listed on Schedule B hereto) which may be incurred under or by reason of this Contract or any breach by Assignor of any of the representations, warranties, covenants or the terms of this Contract,
(b) any and all claims and demands whatsoever which may be asserted against Assignee by reason of this Contract (other than to the extent resulting from the Liabilities listed on Schedule B hereto), (c) any and all claim, liability, loss or damage relating to the Project or Project Assets arising prior to the Assignment Date or such later date as the Assignment is effective under Section 4 and (d) any and all claim, liability, loss or damage relating to the Project or Project Assets arising after Assignment Date or such later date as the Assignment is effective under Section 4 (other than to the extent resulting from the Liabilities listed on Schedule B hereto), including in the case of any of the foregoing items (a) through (d) all costs, expenses and reasonable attorneys' fees, but excluding any such loss, liability, damage, claims or demands to the extent resulting directly from Assignee's misconduct or negligence.

         8. (a) Both parties agree that the total value of the Project Assets as of March 31, 1996 is an amount not less than RMB 301,648,069 and not exceeding RMB312,808,069 (the "Price Range"). Both parties shall endeavor to agree on the precise value of the Project Assets (the "Final Price") within the Price Range prior to May 17, 1996. Upon reaching agreement on the Final Price, (i) the Final Price shall be stated in Schedule A and Schedule B; (ii) both parties shall sign Schedule A and Schedule B, which signatures shall be evidence that the parties have reached agreement on the Final Price; and (iii) the transfer of the Project Assets from Assignor to Assignee in an amount equal to the Final Price shall be deemed to have been made on the Assignment Date.

         (b) Notwithstanding Section 8(a), the effective date of the Assignment is the Assignment Date.

         (c) On the date the parties reach agreement on the Final Price, a portion of the Final Price equal to RMB 134,274,000 shall be converted into Assignor's contribution to the registered capital of Assignee and the remaining amount of the Final Price shall be deemed to be the first drawdown on the shareholder loan required to be provided by Assignor to Assignee pursuant to the Joint Venture Contract.

         (d) Both parties recognize that certain of the contracts listed on Schedule B are not based on fixed prices and that certain contract prices specified in Schedule B are subject to change. Assignee shall be responsible for any such price changes except those price changes that have been already accounted for in the Valuation Report of the Assets of Jiaozuo Aluminum Mill's Self-Supply Power Plant by Henan Provincial Ownership Rights and Assets
Valuation Company, Ltd. dated June 28, 1995, which price changes shall be Assignor's responsibility.

         9. Failure by either party to exercise any of its rights under this Contract shall not constitute a waiver of such rights. Neither party shall be deemed to have waived any right resulting from any failure to perform by the other party unless it has made such waiver specifically in writing.

         10. (a) The parties shall attempt to settle any dispute arising out of or in connection with this Contract through friendly consultation between themselves. Such consultation shall begin promptly after one party has delivered to the other party a written request for such consultation. If the parties do not reach an amicable solution within 30 days of receipt of such notice, either party may, with notice to the other party, submit the dispute for binding arbitration in Beijing, China, under the auspices of the China International Economic and Trade Arbitration Commission ("CIETAC") in accordance with the CIETAC Arbitration Rules as in effect on the date of this Contract (except to the extent this Section 10 specifies different procedures, in which event such procedures shall govern the arbitration, including the selection of the arbitration panel). The parties agree that any dispute arising out of or in connection with this Contract shall be submitted exclusively to arbitration as provided in this Section 10. Any settlement and award rendered through such an arbitration proceeding shall be final and binding upon the parties if the decision is in writing and contains a reasoned analysis explaining the arbitrators' reasons for rendering the award. The parties agree that the arbitral award may be enforced against the parties or their assets wherever they may be found and that a judgment upon the arbitral award may be entered in any court having jurisdiction thereof. Accordingly, the parties irrevocably agree that any action to enforce such judgment may be instituted wherever appropriate and each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may have now or hereafter to the laying of the venue or the jurisdiction or the convenience of the forum of any such action and irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such action.

         (b) The arbitration shall be conducted in English and Chinese and the arbitration shall refer to the English and Chinese texts of this Contract.

         (c) There shall be three arbitrators. The parties shall each select one arbitrator within 30 days after giving or receiving the demand for arbitration. The two arbitrators selected by the parties shall select the third arbitrator.
If a party does not appoint an arbitrator who has consented to participate within 30 days after the selection of the first arbitrator, the relevant appointment shall be made by the arbitrating body. The costs of the arbitration shall be borne by the parties as determined by the arbitration tribunal, taking into account the relative merits of the positions of the parties.

         (d) Each party is subject to civil and commercial law and irrevocably agrees that this Contract is a commercial rather than a public or governmental activity and neither party is entitled to claim immunity from legal proceedings with respect to itself or any of its assets on the grounds of sovereignty or otherwise under any law or in any jurisdiction where an action may be brought for the enforcement of any of the obligations arising under or relating to this Contract. To the extent that a party or any of its assets has or hereafter may acquire any right to immunity from any set-off, legal proceedings, attachment or execution of judgment on the grounds of sovereignty or otherwise, each party hereby irrevocably waives such right to immunity in respect of its obligations arising under or relating to this Contract.

         (e) The parties hereby agree to carry out their respective obligations under this Contract, including without limitation all payment obligations, notwithstanding any pending dispute or controversy.

         11. This Contract may be amended or modified only by an instrument in writing signed by both parties.

         12. This Contract will be executed in four counterparts in both Chinese and English versions. Each version shall be of equal force and effect.

         13. This Contract shall be governed by and construed in accordance with the laws of the People's Republic of China.

         14. The invalidity of any provision or portion of this Contract will not affect the validity of the remainder of this Contract.

         15. This Contract contains the complete agreement between the parties with respect to the matters contained herein and supersedes all other agreements, whether written or oral, with respect to the matters contained herein.

         16. This Contract and the Assignment shall become effective upon the formal signing by both parties of this Contract after the business license is issued to Assignee.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Assignment and Assumption Contract to be signed by its duly authorized representative on the date first set forth above.

                                          JIAOZUO ALUMINUM MILL

                                          By: /s/ [SIGNATURE ILLEGIBLE]
                                             ---------------------------
                                          Name:
                                          Title:

                                          JIAOZUO WAN FANG POWER COMPANY LIMITED

                                          By: /s/ Edward C. Hall, III
                                             ---------------------------
                                          Name:
                                          Title:

                                   Schedule A

                             List of Project Assets

         This Schedule A includes the list of Project Assets in the following pages and any and all other property and assets, whether tangible or intangible and wherever located, relating to the Project or any aspect of its development, construction, ownership, financing or operation, whether in the name of Assignor, any of its affiliates or any other party (including the contracts listed on Schedule B and the rights and interests thereunder).


                                   SCHEDULE A

JIAOZUO POWER STATION PROJECT
Total Assets and Liabilities to be Transferred to the Joint Venture Company (in RMB)

                                                                                                                1-June-95 to
                                                                    31-May-95          Adjustment to              31-Mar-96
                                               31-May-95         Appraised Value      Appraised Value       Change in Book Value
Asset Type                                     Book Value
Land Use Right                                    8,601,274           81,940,628          (1,830,000)                7,598,845
Civil Construction & Installation                11,175,884           26,670,090                   -                20,370,490
Prepaid Construction                             17,361,078           17,361,078                   -                16,145,721
Prepaid Equipment                                30,853,102           48,039,898          (2,973,902)                8,310,400
Equipment in Warehouse                           22,470,903           38,770,903                   -                 2,800,563
Fixed Assets                                              -                    -                   -                   617,220
Inventory - Raw Materials                        10,521,054           10,657,218                   -                (1,840,111)
Other Investment                                     53,206                    -                   -                   500,232
Deferred Expenses                                21,237,317           29,788,617                   -                20,067,261
Other Receivables                                 2,224,327            2,224,327                   -                   578,697
Cash & Cash Equivalents                           4,229,322            4,229,322                   -                 4,541,607
                                          ===================== =================== ===================== =========================

Total Assets                                    128,727,467          259,682,081          (4,803,902)               79,690,925
                                          ===================== =================== ===================== =========================

Liabilities
Other Payables

                                          --------------------- ------------------- --------------------- -------------------------

Total Liabilities

Capital
Contributed by PRC Partners
                                          ===================== =================== ===================== =========================

Total Liab. & Capital
                                          ===================== =================== ===================== =========================


                                               31-Mar-96
                                            Reappraised Value    Reference Pages
Asset Type                                  (JV Opening Bal.)
Land Use Right                                 80,110,628           Sche. # 1
Civil Construction & Installation              47,040,580           Sche. # 2
Prepaid Construction                           33,506,799           Sche. # 3
Prepaid Equipment                              53,376,396           Sche. # 4
Equipment in Warehouse                         41,571,466           Sche. # 5
Fixed Assets                                      617,220           Sche. # 6
Inventory - Raw Materials                       8,817,107           Sche. # 7
Other Investment                                  500,232           Sche. # 8
Deferred Expenses                              49,855,878           Sche. # 9
Other Receivables                               2,803,024           Sche. # 10
Cash & Cash Equivalents                         8,770,929
                                          =====================

Total Assets                                  326,970,259
                                          =====================

Liabilities
Other Payables                                 25,322,190           Sche. # 11

                                          ---------------------

Total Liabilities                              25,322,190


Capital
Contributed by PRC Partners                   301,648,069
                                          =====================

Total Liab. & Capital                         326,970,259
                                          =====================


                                      Mam

Land Use Right

                                      (in RMB)                        1-June-95 to
                                     31-May-95      31-May-95          31-Mar-96          31-Mar-96           31-Mar-96
Account Items                        Book Value   Appraised Value     Change in BV        Book Value       Reappraised Value
Land Acquiring Fee
    (area of 481,492.1 m2)           7,755,754      81,940,628          7,413,189        15,168,943           80,110,628
Land Investigation Fee                 461,000                              -               461,000                  -
Temporary Facility                     332,220                            185,656           517,876                  -
Electricity Transformer                 52,300                              -                52,300                  -
                                ----------------- ----------------- ----------------- ---------------    ---------------------

                    TOTAL            8,601,274      81,940,628          7,598,845        16,200,119           80,110,628

                            Sch. 1 - Land Use Right

Civil Construction

                                   (in RMB)         31-May-95         1-June-95 to                                31-Mar-96
                                   31-May-95      Appraised Value       31-Mar-96             31-Mar-96        Reappraised Value
Projects                           Book Value                          Change in BV          Book Value
Well #1                             315,171            490,601              -                  315,171              490,601
Well #2                             339,440            483,230              -                  339,440              483,230
Well #3                             343,855            491,980              -                  343,855              491,980
Well #4                             316,897            483,293              -                  316,897              483,293
Well #5                             341,097            484,294              -                  341,097              484,294
Well #6                             337,545            484,508              -                  337,545              484,508
Well #7                             337,513            484,098              -                  337,513              484,098
Well #8                             347,742            491,868              -                  347,742              491,868
Well #9                             139,020            496,880              -                  139,020              496,880
Well #10                            355,068            497,433              -                  355,068              497,433
Wall Surrounding the Well           184,030            184,031            19,235               203,265              203,266
Land Work on Water Source            60,000                  -              -                   60,000                    -
Main Plant Land Civil Work        5,946,279         10,558,400           246,060             6,192,339           10,804,460
Cooling Tower Civil Work             40,766          1,440,000           341,878               382,644            1,781,878
Plant Entrance Road Work            161,355          1,766,400           132,610               293,965            1,899,010
Plant Area Wall Construction        316,460            336,000             8,416               324,876              344,416
Main Bridge                         499,988          3,724,600           302,507               802,495            4,027,107
Chemney                             347,149          1,376,956         1,004,596             1,351,745            2,381,552
Dormitory                           383,695          1,632,000            81,132               464,827            1,713,132
Raw Material Storage                 62,814            763,518           284,954               347,768            1,048,472
Fine Stone                             -                  -                5,000                 5,000                5,000
Road for Coal Transport                -                  -                5,250                 5,250                5,250
Road Correction                        -                  -            1,111,440             1,111,440            1,111,440
Thermal Power Company                  -                  -            3,107,372             3,107,372            3,107,372
Main Plant Construction                -                  -           11,510,549            11,510,549           11,510,549
Canteen Outside the Plant              -                  -              254,888               254,888              254,888
Boiler Room                            -                  -              140,278               140,278              140,278
Building                               -                  -              466,551               466,551              466,551
Staff Canteen                          -                  -              684,656               684,656              684,656
Water Treatment                        -                  -              649,411               649,411              649,411
Warehouse                              -                  -               13,708                13,708               13,708
                               ----------------- ---------------- --------------------- -------------------- --------------------

TOTAL                            11,175,884         26,670,090        20,370,490            31,546,373           47,040,580

                           Sch. 2 - Civil Construction

Prepaid Construction

                                 (in RMB)         31-May-95       1-June-95 to                     31-Mar-96
                                  31-May-95      Appraised Value   31-Mar-96      31-Mar-96    Reappraised Value
Vendors                           Book Value                     Change in BV    Book Value
Jiaozuo Geology Investigation       190,000           190,000               -        190,000        190,000
Xian City Construction            3,450,000         3,450,000      (3,450,000)             -              -
City Labor Services               1,809,324         1,809,324       1,500,010      3,309,334      3,309,334
Provincial Construction           5,500,000         5,500,000       6,476,395     11,976,395     11,976,395
Wushi 2nd Construction              766,790           766,790         (74,923)       691,867        691,867
Zheng Iron                           40,000            40,000       2,700,000      2,740,000      2,740,000
Provincial Thermal                3,030,963         3,030,963       3,808,241      6,839,204      6,839,204
Provincial Zhongyuen                600,000           600,000       1,080,000      1,680,000      1,680,000
Xinxian Geology Investigation       900,000           900,000       1,200,000      2,100,000      2,100,000
City Electricity                    400,000           400,000        (400,000)             -              -
Jiaozuo Electricity                 400,000           400,000        (400,000)             -              -
Xinguang Installation               240,000           240,000         300,000        540,000        540,000
Xinxian Construction                 34,000            34,000         (34,000)             -              -
Linzhou                                   -                 -         500,000        500,000        500,000
Jiazuo United                             -                 -       1,980,000      1,980,000      1,980,000
Zhengzhou City Electric                   -                 -         400,000        400,000        400,000
Chang Fire-proof Materials                -                 -         560,000        560,000        560,000
                              ----------------- ---------------- --------------- ------------   --------------

                  TOTAL          17,361,077        17,361,077      16,145,722     33,506,799     33,506,799

                         Sch. 3 - Prepaid Construction

Prepaid Equipment


                              (in RMB)          31-May-95          1-June-95 to                             31-Mar-96
                               31-May-95      Appraised Value       31-Mar-96            31-Mar-96      Reappraised Value
Equipment                      Book Value                          Change in BV          Book Value
#1 Turbine Machine              7,380,000        15,600,000          1,000,000           8,380,000         16,600,000
#1 Turbine Generator            6,011,000        12,003,894                  -           6,011,000         12,003,894
Others                         17,462,102        17,462,102          7,310,400          24,772,502         24,772,502
                            ----------------- ---------------- --------------------- ------------------ -------------------

                  TOTAL        30,853,102        45,065,996          8,310,400          39,163,502         53,376,396

                           Sch. 4 - Prepaid Equipment

Equipment in Warehouse


                                               (in RMB)         31-May-95        1-June-95 to                         31-Mar-96
                                  # of        31-May-95      Appraised Value      31-Mar-96          31-Mar-96    Reappraised Value
Items                              Unit       Book Value                         Change in BV        Book Value
#1 Boiler                            1        20,700,000        37,000,000               -            20,700,000        37,000,000
#1 Boiler Transportation                         996,417           996,417               -               996,417           996,417
Prepaid Boiler Service Fees                      100,000           100,000               -               100,000           100,000
Water Pump for Boiler                1             2,406             2,406               -                 2,406             2,406
Switch                               1               565               565               -                   565               565
Fan Machine                          1             1,260             1,260               -                 1,260             1,260
Exchange Set                         2           214,500           214,500               -               214,500           214,500
Water Flow Reader                    5             1,533             1,533               -                 1,533             1,533
Motor                                3             1,115             1,115               -                 1,115             1,115
Pump                                 8           453,107           453,107               -               453,107           453,107
Ignition Set                         8                                             230,000               230,000           230,000
High Pressure Static Remover                                                       103,477               103,477           103,477
Turbine                                                                                780                   780               780
Mixer                                5                                             815,840               815,840           815,840
Breakers                             2                                             476,100               476,100           476,100
Generator                                                                            3,000                 3,000             3,000
SW2-110IW/160A                       6                                             604,018               604,018           604,018
Isolated Switch                      1                                             120,670               120,670           120,670
Electric Current Sensor                                                              2,140                 2,140             2,140
Electric Current Sensor                                                                250                   250               250
Electric Current Sensor                                                                535                   535               535
Electric Current Sensor                                                                535                   535               535
Voltage Sensor                       3                                             152,705               152,705           152,705
Voltage Sensor                       7                                             262,975               262,975           262,975
Electric Current Sensor                                                                504                   504               504
Switch                               1                                               7,281                 7,281             7,281
Switch                               3                                              15,842                15,842            15,842
Isolated Switch                                                                        570                   570               570
Isolated Switch                                                                      1,449                 1,449             1,449
Isolated Switch                                                                      1,072                 1,072             1,072
Electric Current Sensor                                                                547                   547               547
Electric Current Sensor                                                                273                   273               273
                                            --------------- ---------------- ------------------- ----------------- ---------------
                                              22,470,903        38,770,903       2,800,563            25,271,466        41,571,466


                        Sch. 5 - Equipment in Warehouse

Fixed Assets

                                                                    31-Mar-96              31-Mar-96
                                                   (in RMB)         Book Value         Reappraised Value
Yangcheng 1021                                         135,000
Depreciation                                           (36,043)
                                               ----------------- -----------------
                                          Net                             98,957            98,957
Audi 100                                               398,500
Depreciation                                                 -
                                               ----------------- -----------------
                                          Net                            398,500           398,500
Van                                                     38,250
Depreciation                                           (10,605)
                                               ----------------- -----------------
                                          Net                             27,645            27,645
Small Van                                              108,000
Depreciation                                           (15,882)
                                               ----------------- -----------------
                                          Net                             92,118            92,118

                            total:                                       617,220           617,220



                             Sch. 6 - Fixed Assets

Inventory Raw Materials



                                          (in RMB)         31-May-95         1-June-95 to                          31-Mar-96
                                          31-May-95      Appraised Value       31-Mar-96         31-Mar-96      Reappraised Value
Items                                     Book Value                          Change in BV      Book Value
Black Metal                               8,835,452         8,935,973         (1,329,764)       7,505,688          7,505,688
Color Metal                                  24,208            24,208             10,185           34,393             34,393
Materials for Electricity Work              288,221           288,221                140          288,361            288,361
Hardware Materials                               67                67                383              450                450
Screws                                            -                 -                395              395                395
Auto Parts                                      397               397              5,940            6,337              6,337
Construction Materials                    1,358,337         1,388,204           (392,315)         966,022            966,022
Water Heater                                  6,883            12,659             (3,070)           3,813              3,813
Low Value, Short Life Materials               5,119             5,119                 96            5,215              5,215
Fuel                                              -                 -                715              715                715
Labor Tools                                   2,370             2,370              3,348            5,718              5,718
                                     ----------------- ---------------- --------------------- --------------- -------------------

                  TOTAL                  10,521,054        10,657,218         (1,703,947)       8,817,107          8,817,107


                        Sch. 7 - Inventory Raw Material

Other Investments


                                                   (in RMB)         31-May-95                            31-Mar-96
                                                  31-May-95      Appraised Value      31-Mar-96      Reappraised Value
                                                  Book Value                         Book Value
Training                                                                               451,674            451,674
Furniture and Appliances                             53,206                            101,763             48,558
                                               --------------- ---------------- ------------------ -------------------

                  TOTAL                              53,206                            553,438            500,232


                            Sch. 8 Other Investment

Deferred Expense


                                         (in RMB)         31-May-95         1-June-95 to                             31-Mar-96
                                         31-May-95      Appraised Value       31-Mar-96            31-Mar-96       Appraised Value
Items to be Amortized                    Book Value                          Change in BV         Book Value
Design Fee                               3,053,983         3,053,983          1,020,000           4,073,983          4,073,983
Research & Experimental Fee                  2,030             2,030                  -               2,030              2,030
Feasibility Study                          223,000           223,000             30,000             253,000            253,000
Environmental Evaluation                   117,500           117,500                  -             117,500            117,500
Temporary Pipeline                          26,382            26,382             25,775              52,157             52,157
Loan Interest                           13,911,399        21,465,647         13,809,260          27,720,659         35,274,907
Electricity                                395,493           395,493            982,395           1,377,888          1,377,888
Office Expense                             109,095           109,095            234,419             343,514            343,514
Travel                                     447,903           447,903            556,408           1,004,311          1,004,311
Entertainment                              870,071           870,071            749,540           1,619,611          1,619,611
Salaries and Benefits                      437,515           437,515          1,138,000           1,575,515          1,575,515
Other Compensation                         211,040           211,040            122,654             333,694            333,694
Tax                                         11,621            11,621             14,687              26,308             26,308
Repair Fee                                  51,082            51,082             57,539             108,621            108,621
Insurance Fee                               15,070            15,070             34,173              49,243             49,243
Printing Fee                                8,392             8,392              7,082              15,474             15,474
Penalty Fee                                 1,877             1,877              1,125               3,002              3,002
Transportation Fee                         43,032            43,032            114,696             157,728            157,728
Technical Information Fee                  25,772            25,772             54,730              80,502             80,502
Material Consumption                      198,629           198,629            193,567             392,196            392,196
Low value, short-live items                11,547            11,547             15,678              27,225             27,225
Other                                     142,194           142,194            657,538             799,732            799,732
                                      ----------------- ---------------- --------------------- ------------------ --------------

                  Subtotal             20,314,627        27,868,875         19,819,266          40,133,893         47,688,141

Office Equipment
(provided by the mill)

Passenger Vehicle                                           141,571                                                   141,571
Coupe                                                       450,000                                                   450,000
Mini-van                                                     42,000                                                    42,000
Motor Cycle 1                                                13,500                                                    13,500
Motor Cycle 2                                                 6,200                                                     6,200
Air-Conditioner 1                                            21,200                                                    21,200
Air-Conditioner 2                                             8,500                                                     8,500
Photocopy Machine                                            34,790                                                    34,790
Typewriter                                                   14,628                                                    14,628
Color TV 1                                                    5,738                                                     5,738
Color TV 2                                                    7,200                                                     7,200
Picture Developing Machine                                   13,200                                                    13,200
Security System                                               4,800                                                     4,800
TV                                                            9,600                                                     9,600
Bicycles                                                      1,604                                                     1,604
Phone                                                        14,280                                                    14,280
Mobile Phone                                                 56,400                                                    56,400
Pagers                                                       58,300                                                    58,300
Furniture                                                    93,542                                                    93,542
                                      ----------------- ---------------- --------------------- ------------------ --------------

                  Subtotal                                  997,053                                                   997,053



Jiangau Isuzu Van                         127,100           127,100                  -             127,100            127,100
Coupe                                     211,304           211,304                  -             211,304            211,304
Gold Cup Sealion Van                      358,900           358,900                  -             358,900            358,900
Tianjin Honda Motor Cycle                  11,050            11,050                  -              11,050             11,050
Golden City Suzuki Motor Cycle              8,800             8,800                  -               8,800              8,800
Telecommunication Network                 186,214           186,214             19,638             205,852            205,852
Measurement Equipment                      11,926            11,926                  -              11,926             11,926
Water Level Measuring Equipment             1,634             1,634                  -               1,634              1,634
TV                                          2,902             2,902                  -               2,902              2,902
Camera                                      1,580             1,580                  -               1,580              1,580
Other                                       1,280             1,280              2,967               4,247              4,247
Air Conditioner                                 -                 -            185,920             185,920            185,920
Mobil Phone                                     -                 -             39,470              39,470             39,470
                                      ----------------- ---------------- --------------------- ------------------ --------------

                  Subtotal                922,690           922,690            247,995           1,170,685          1,170,685

                  TOTAL                21,237,317        29,788,618         20,067,261          41,304,578         49,855,879


                           Sch. 9 - Deferred Expense

Other Receivables


                                          (in RMB)                        31-May-95                             31-Mar-96
                                                       31-May-95          Appraised        31-Mar-96      Reappraised Value
Receivable Item                                        Book Value           Value          Book Value
Advances to Employees                                                                         974,166            974,166
Machuan Finance Ministry                                                                    1,000,000          1,000,000
Daiwang Finance Ministry                                                                       50,000             50,000
Provincial No. 2 Construction                                                                  31,300             31,300
Provincial Construction Service                                                                80,000             80,000
Jiaozuo Cable                                                                                     700                700
Provincial Design Institute                                                                     5,000              5,000
Jiaozuo Minery Department                                                                      50,000             50,000
Zhengzhou Cable                                                                                   600                600
Jiaozuo City Geology Investigation                                                            470,000            470,000
City Electricity Department                                                                   130,000            130,000
Canteen                                                                                        10,010             10,010
City North Transportation Station                                                               1,248              1,248
                                                    ----------------- ----------------- ---------------- ------------------

                  TOTAL                                                                     2,803,024          2,803,024

                           Sch 10 -Other Receivables

Other Payables

                                                                                                              31-Mar-96
                                                                                           31-Mar-96      Reappraised Value
                                                    Content                               Book Value
Jiaozuo University (Xian Electricity University)    Training                                 7,300              7,300
Provincial Construction Investment                  Purchase of Material                   108,672            108,672
Shanghai Electric Construction                      Purchase of Material                   188,000            188,000
City No. 2 Cement Factory                           Purchase of Material                     9,500              9,500
Shishan Resource Trading                            Purchase of Material                         -                  -
City Resource Recycle Trading Co.                   Purchase of Material                    84,292             84,292
Provincial Foreign Investment Resource              Purchase of Material                 1,939,351          1,939,351
Provincial Metallic Material Co.                    Purchase of Material                 2,431,854          2,431,854
City Material Co.                                   Purchase of Material                   268,842            268,842
Provincial Metallic Material Development Co.        Purchase of Material                    81,043             81,043
Chungyuen Trading Co.                               Purchase of Material                 2,774,514          2,774,514
Xian Electric                                       Purchase of Equipmer                   310,002            310,002
Zhengyeung Switch                                   Purchase of Equipmer                   616,290            616,290
Nantung                                             Purchase of Equipmer                   500,000            500,000
City Resources Limited                              Purchase of Material                    23,205             23,205
Shanghai Boiler                                     Purchase of Boiler                   2,300,000          2,300,000
(Various Raw Material Suppliers)                    Purchase of Material                   433,597            433,597
                                                                                        ------------       -----------

                                                                                        12,076,462         12,076,462

Loan payable                                                                            12,500,000         13,000,000

Tax Payable (Construction Tax)                                                             245,728            245,728
------------------------------                                                          ------------       -----------

TOTAL                                                                                   24,822,190         25,322,190


                             Sch. 11 Other Payables

                                   Schedule B

                     List of Liabilities Assumed by Assignee


                                                    Equipment Contract
Jiaozuo Project

SCHEDULE B

List of Liabilities Assumed by Assignee

Equipment Contract

                                                                                        Contract  Amount Paid as       Amount O/S
    Reference      Equipment Name & Model Number    Manufacturer             Quantity     Amount    at Mar 31, 96     at Mar 31, 96
    ---------      -----------------------------    ------------             --------  -----------  -------------     -------------
1.a Turbine                                                                             (RMB'000)    (RMB'000)          (RMB'000)
         1         Turbine Machine #1,              Shanghai Turbine             1       12,300        8,380              3,920
                   N125-13.24/535/535
         2         Turbine Machine #2,              Shanghai Turbine             1       13,000        3,900              9,100
                   N125-13.24/535/535
         3         Turbine Generator #1,            Shanghai Electric            1        8,103        6,011              2,092
                   QFS-125-2 13.8kv
         4         Turbine Generator #2,            Shanghai Electric            1        8,012          801              7,211
                   QFS-125-2 13.8kv
         5         Air Condenser, N-71100-III,      Shanghai Station             1        4,480        1,948              2,532
                    61401-0-0, JD-330-1
         6         Low Pressure Heater, JD-220-4,   Shanghai Station             1          930           93                837
                    JD-260-3, JD-260-2
         7         High Pressure Heater,            Shanghai Station             1        2,290          229              2,061
                    JG-490-3-1, JG-450-3-2
         8         Pressure Reducing Set, C3D65-0   Shanghai Station             1          470           47                423
                    (WW202-0, Y3D23-0, TP4-D601-0,
                    TP4-D602-0, TP4-D201-0)
         9         Blowdown, 71102-0-0              Shanghai Station             1           35            4                 32
        10         Blowdown, 71202-0-0A             Shanghai Station             1           45            5                 41
        11         Condensing Pump, 12NL-160        Shanghai Pump Factory        2          600          180                420
                   Motor, JSL 12-4                  Shanghai Pump Factory        2          118           35                 83
        12         Water Supply Set, DGT 480-180    Shanghai Electric Construct  2        1,960          596              1,364
                   Water supply set motor,          (Ordered by Shanghai         2          470          282                188
                       ykds-3200-2,6kv                 Electric)
        13         Water Pump Set, 150NW-T8x2       Shanghai Pump Factory        2           81           24                 57
                   Motor, y55kw, 2p, 380v           Shanghai Pump Factory        2           21            6                 15
        14         Injection Pump, 250s-39A         Shanghai Pump Factory        2           22            7                 15
        15         Motor, y250m-4,380v, 55kw        Shanghai Pump Factory        2           19            6                 13
        16         Oil Pump 150y-150                Shanghai Pump Factory        1           15            5                 11
                   Motor, YB 315 L1-160KW           Shanghai Pump Factory        1           62           19                 44
        17         High Pressure Set, GS100, GL 440 Qingdao Boiler               2        1,600        1,100                500
        18         Bridge Crane, 75/20t             Dailian                      1        1,460        1,022                438
        19         Flushing Set                     Qingdao Electric Equipment   1          188            -                188
        20         Extraction Set                   Shanghai Turbine             2                                            -
                   Steam Seal Heater                Shanghai Turbine             1          200            -                200
        21         Water Filter                     Qingdao Electric Equipment   2           17            -                 17
        22         Extraction Set B151.81.21,       Shanghai                     3          210                             210
                    HB151.82.10
        23         Heater for Starting Gas PxP-160T Changzhou Northern Power     4          152            -                152
                                                                                      ----------- ------------- -----------------
                                                                                         56,861       24,699             32,162


                                                    Equipment Contract
Jiaozuo Project

SCHEDULE B

List of Liabilities Assumed by Assignee

Equipment Contract


                                                                                         Contract  Amount Paid as       Amount O/S
    Reference      Equipment Name & Model Number    Manufacturer             Quantity     Amount    at Mar 31, 96     at Mar 31, 96
    ---------      -----------------------------    ------------             --------  -----------  -------------     -------------
1.b Boiler

         1         Boiler, SG 420/13.7-M419         Shanghai Boiler              1       23,000       20,700              2,300
         2         Boiler, SG 420/13.7-M419         Shanghai Boiler              1       23,000        4,600             18,400
         3         Ignition Set, KLD-2              Shanghai Boiler              8          230          230                  -
         4         Ignition Set, KLD-3              Shanghai Boiler              8          230            -                230
         5         Wind Box #1, 651419-4            Shanghai Boiler              1           80            -                 80
         6         Wind Box #2, 651419-4            Shanghai Boiler              1           80            -                 80
         7         Neunatic Actuator, ZGSA-160x300, Shanghai Boiler             40          150            -                150
                    ZSZ-63x125
         8         Neunatic Actuator, ZGSA-160x300, Shanghai Boiler             40          150                             150
                    ZSZ-63x125
         9         Ash Blower, 1K-525B (long)       Hebei Machinery              4          534          160                374
                   Ash Blower, IR-3 (short)         Hebei Machinery             24
        10         Copper Coal Grinder, MG350, 600  Jiaozuo Minery Factory       2        3,600        1,080              2,520
        11         Motor, YTM 630-6                 Xiangtan Minery Factory      2          690          240                450
        12         ESP, RWD-KFH/JZL-1-108x3-2       Chengzhou Electric Construct 2        5,700        1,995              3,705
        13         Start-up Boiler, SZS10-1.25/     Tianjin Boiler               1          466          310                156
                    300-y
        14         Coal Foeder, RMD063              Hebei Machinery Factory      2          140            -                140
        15         Scroper Coal Fine Conveyer,      Hebei Machinery Factory      1          217            -                217
                     RMSSF40
        16         Coarse Separator, HW-CB-I        Qingdao Boiler               2          191            -                191
        17         Fine Separator, HW-XB-I          Qingdao Boiler               2          132            -                132
        18         Fan (Separator), M5-29-11        Chengdu Machinery            2          284          120                164
        19         Draft Fan, G4-73-11              Chengdu Machinery            2          156          120                 36
        20         Inducing Fan, Y4-2X60-01         Chengdu Machinery            2        1,260          760                500
        21         Motor, YFKK450-4, YFKK6301-8,    Zangyeung Electric           6        1,252            -              1,252
                    YFKK5001-4
        22         Coal Greeze Feeder, GF-9         Zangyeung Electric          12          144            -                144
        23         Fan Muffler, ZK-LT-20x3.2-A      Chengdu Electric             2          140            -                140
        24         Elevator, TLJ1000/1.0-JX.PC      Changzhou Elavator           1          250           50                200
        25         Lubricant Dilution, GDZ-63       Shenyang Minery              2          100            -                100
        26         Injection Lubrication Set,       Shenyang Lubrication Factory 2           78            -                 78
                    SZP-2A                                                               ----------  --------     -------------
                                                                                         62,254       30,365             31,889

                                       2

                                                    Equipment Contract
Jiaozuo Project

SCHEDULE B

List of Liabilities Assumed by Assignee

Equipment Contract


                                                                                         Contract   Amount Paid as    Amount O/S
     Reference     Equipment Name & Model Number    Manufacturer             Quantity      Amount     at Mar 31, 96   at Mar 31, 96
     ---------     -----------------------------    ------------             --------    ----------   -------------   -------------
2. Coal Handle
         1         Truck Unloader, QX280-12         Hunan Electric Equipment      2         620          186                434
         2         Bucket Wheel Reclaimer,          Daichung Co.                  1        3,700         500              3,200
                    DQL500/500-25
         3         Screen, GGS-600                  Shenyang Electric             2          200           -                200
         4         Hopper Crusher, PCH-1016         Hebei Minery Equipment        2          456           -                456
         5         Iron Picker, RCDD-12             Jenjiang Magnetic Equipment   2          178           -                178
         6         Iron Picker, RCDD-10             Jenjiang Magnetic Equipment   2          108           -                108
         7         Blade Wheel Feeder, QYG-600A     Shenyang Electric Machinery   2          590           -                590
         8         Belt Conveyer, B 1000mm          Jiaozuo Forklift             11        3,875           -              3,875
         9         Plow Unloader, B 1000mm          Zhengzou Electric Equipment   6          108           -                108
        10         Electric Circuit, 800x800        Zhengzou Electric Equipment   4           36           -                 36
        11         Water Scrapper                   Zhengzou Electric Equipment   1           10           -                 10
        12         Seal of Coal Silo                Shenyang Electric Machinery 269          121           -                121
        13         Damper Air Lock, 4A              Wuxi Electric Supply          4           60           -                 60
        14         Bulk Material Handle             Wuxi Electric Supply          4           60           -                 60
        15         Crane, LD                        Luoyang Forklift              1           42           -                 42
        16         Crane, LD                        Luoyang Forklift              1           40           -                 40
        17         Electric Belt, TCS-Y901          Jiangsu Electronic Scale      4          497           -                497
        18         Truck Scale Balance              Xishan Equipment             32          302           -                302
        19         Electric motor vehicle           Changzhou Limited Company     1          111           -                111
                                                                                        --------------- ----------- -------------
                                                                                          11,114         686             10,428


3. Ash and Slag
         1         Boam Crane, LD                   Luo Yang Fortlift             1          35            -                 35
         2         Ash Discharge Valve, XZ320       Zhengzou Electric Equipment  12          31            -                 31
         3         Air Lock, DDBS-20/40             Zhengzou Electric Equipment   8          80            -                 80
         4         Air Lock, DDS-20                 Zhengzou Electric Equipment   4          36            -                 36
         5         Three-Way Buffle Plate, 320x320  Zhengzou Electric Equipment  12          36            -                 36
         6         Truck Loading Equipment          Zhengzou Electric Construct   1          58            -                 58
         7         Neumatic Transportation Pump,    Zhejiang Electric Construct   8         640            -                640
                    CD4.0-1800
         8         Neumatic Transportation Pump,    Zhejiang Electric Construct   4         272            -                272
                    CD2.5-1600
                   Solinoid Valve, DFX-IID          Zhejiang Electric Construct   6          96            -                 96
         9         Mixer/Feeder/Discharge Valve     Nantong Construction Equip.   5         816          500                316
        10         Oil Cooled Screw Air Compressor  Shanghai Installation         4         940            -                940
                    Heater, DYK-30, DKY-45          Jiangsu Generation Equipment  6         150            -                150
                                                                                     --------------- ------------ --------------
                                                                                          3,190          500              2,690


                                                    Equipment Contract
Jiaozuo Project

SCHEDULE B

List of Liabilities Assumed by Assignee

Equipment Contract

                                                                                          Contract  Amount Paid as at   Amount O/S
       Reference   Equipment Name & Model Number    Manufacturer               Quantity    Amount     Mar 31, 96      at Mar 31, 96
       ---------   -----------------------------    ------------               --------  ---------    ----------      -------------
4.Demineralization
         1         H+Ion Exchanhger, 1800R+-1250    Xian Xibei Electric Construct  5        169          169
         2         Cathode Ion Exchanger, 1800R-    Xian Xibei Electric Construct  5        169          169
                    -1250
         3         Mixed Ion Exchanger, 1250R+-5,   Xian Xibei Electric Construct  2         52           38                 14
                    R- -1000
         4         CO2 Remover                      Xian Xibei Electric Construct  2         63                              63
         5         Resin Catcher                    Xian Xibei Electric Construct  4         12                              12
         6         Acid Absorber                    Xian Xibei Electric Construct  1          5                               5
         7         Acid Tank                        Central Electric               2        124          112                 12
         8         Alkaline Tank                    Central Electric               2        124          112                 12
         9         Acid Scaling Tank - Anode Bed    City Demin. Group              1          9                               9
        10         Acid Scaling Tank - Mixed Bed    City Demin. Group              1          7                               7
        11         Alkaline Scaling Tank -          City Demin. Group              1          9                               9
                    Cathode Bed
        12         Alkaline Scaling Tank -          City Demin. Group              1          7                               7
                    Mixed Bed
        13         Steel Filter Tank                Anyeung Water Treatment        2        272                             272
        14         Installation                     Yixing Water Treatment         8        912
                                                                                        ------------ ---------------- -------------
                                                                                          1,934          600                422


5.a.Electric System
         1         Transformer, SFPZ7-90000/220     Xian Transformer               1      4,700        1,000               3,700
         2         Transformer, SFP7-150000/110     Xian Transformer               1      4,300        1,000               3,300
         3         Standby Transformer,             Xian Transformer               1      1,240                            1,240
                    SF27-20000/110
         4         Transformer for the Plant,       Xian Transformer               1        830                              830
                    SF7-20000/13.8
         5         Circuit Breaker,                 Zhenyeung Switch               2        456          300                 156
                    SW2-220IIIW/1600A
         6         Circuit Breaker,                 Zhenyeung Switch               6        588          300                 288
                    SW2-110IW/1600A
         7         Switch, GW8-110W/400A            Zhenyeung Switch               1          7                                7
         8         Switch, GW8-60W/400A             Zhenyeung Switch               3         15                               15
         9         Isolation Switch, GN23-20Z/8000A Zhenyeung Switch               1        118                              118
        10         Lightening Arrestor,             Nanyeung Lightening Arrestor   6        180          180
                    Y10W-200/520(W)
        11         Lightening Arrestor,             Nanyeung Lightening Arrestor  15        233           20                 213
                    Y10W-108/268(W)
        12         Lightening, Y1W-146W             Nanyeung Lightening Arrestor   1         17                               17
        13         Lightening, Y1W-60W              Nanyeung Lightening Arrestor   3         22                               22
        14         Lightening, Y25W-16.7            Nanyeung Lightening Arrestor   3          3                                3
        15         Discharge Record, JSY-10         Nanyeung Lightening Arrestor  25          8                                8
        16         H.V.Panel                        Xinyeung Switch                7        510          102                 408


                                                    Equipment Contract
Jiaozuo Project

SCHEDULE B

List of Liabilities Assumed by Assignee

Equipment Contract

                                                                                          Contract    Amount Paid as    Amount O/S
    Reference      Equipment Name & Model Number    Manufacturer             Quantity       Amount     at Mar 31, 96  at Mar 31, 96
    ---------      -----------------------------    ------------             --------    ----------    -------------  -------------
       17          PT TYD220                        Xian Electric                 3         151          106                 45
       18          PT TYD110                        Xian Electric                 7         259          100                159
       19          CT                               Zhenyeung Equipment          43         960          300                660
       20          Isolation Switch, GW4            Wushun Electric              41         870          100                770

                                                                                         -----------  ------------- -------------
                                                                                         15,466        3,508             11,958
6.b. Plant Power
        1          Dry Transformer, SCL2-1250/6,    Beijing Transformer           4         614                             614
                       SCL2-100
        2          BGZN-27x2x300/220                Xinxian 755                   2       1,354                           1,354
                   BGZN-27-2x100/220                Xinxian 755                   1         387                             387
        3          NIFE901-220-40                   Shanghai                      2       1,340                           1,340
        4          6KV high voltage box, JYN3-10    Xinhong Industrial Automatic 71       2,980                           2,980
        5          GSF-1 ACF                        Xinhong Industrial Automatic  8         281                             281
        6          GKG-1, GFKG-6                    Xinhong Industrial Automatic 21         263                             263
                                                                                         ------------- ------------ --------------
                                                                                          7,219                           7,219
Instrumentation
        1         General DCS System                Shenzhen                       2      6,998                           6,998
        2         Boiler/Turbine Protection System  Jiaozuo                        1      1,370                           1,370
        3         Secondary Air Gate/Swing Cylinder Suian City                    10        145                             145
                    Central Panel, FDK-1
        4         Thermal Set Control System        Shenzhen Electric Power        2      1,979
        5         Monitor System                    Shenzhen Wanyue                1        227                             227
                                                                                         ------------- ------------ --------------
                                                                                         10,719                           8,740
    8. Water System
        1         Recirculation Pump, 1200HLCB3-19, Shanghai (KSB)                 4      1,941        1,081                860
                       YL800KW10P6kv
        2         Booster, 500S-22B                 Shanghai (KSB)                 2        106           32                 74
        3         Crane, 16/3.2t                    Xin Xian                       1        240            -                240

                                                                                        -------------- ------------ --------------
                                                                                          2,287        1,113              1,174

                                                                                        171,043       61,471            106,682

                                       5

                                                    Construction Contract


SCHEDULE B

List of Liabilities Assumed by Assignee

Construction Contract


                                                                                                                 Amount
                                                                 Total       Prepaid           Civil              O/S
Ref#     Project                        Contractor              Amount     Construction     Construction      March 31, 96
----     -------                        ----------             -------     ------------     ------------      ------------
                                                              (RMB'000)     (RMB'000)        (RMB'000)         (RMB'000)
 1       Thermal System                 Henan Construction      28,440                                           28,440
         Fuel System                    Henan Construction      12,040                                           12,040
         Water Supply System            Henan Construction      18,540                                           18,540
         Turbine System                 Henan Construction       2,710                                            2,710
         Water Treatment System         Henan Construction       1,850                                            1,850
         Generation Support System      Henan Construction       2,130                                            2,130
         Supplementary System           Henan Construction       6,970                                            6,970
         Other                          Henan Construction       4,370                                            4,370
                                                               -------- ----------------   --------------    --------------


                                                                77,050          12,940          14,820           49,290

 2       Staff Dormitory                Zhongyeun Construct      2,000           1,680             460                -

 3       Dormitory Water & Electricity  Xinguang Installation      800             540                              260
         Supply
         Conference Room                Xinguang Installation       70                                               70
                                                               --------- ----------------  --------------    --------------

                                                                   870             540               -              330

 4       No.I 110kv Cable Modification  Jiaozuo Electric           570                                              570
         No.II 110kv Cable Modification Jiaozuo Electric           560                                              560
                                                               ---------- ---------------- --------------    --------------

                                                                 1,130              --           1,110               20

 5       Road Work Outside the Plant    Jiaozuo City Construct   1,600                                            1,600
         Tower Construction             Jiaozuo City Construct     300                                              300
                                                               ---------- ---------------- --------------    --------------
                                                                 1,900           3,310             290                -

 6       Cooling Tower Civil Work       Hungda                   1,620              --              --            1,620

 7       Canteen Outside the Plant      Linzhou                  1,120             500             250              370

 8       Cooling Tower Fine Stone       Xinxian                  1,300                                            1,300
                                                                   350                                              350
                                                               ----------- --------------- --------------    --------------

                                                                 1,650           2,100             390                -

 9       Pole                           Zheng Iron               6,000           2,740             800            2,460

10       Water Well                     Jiaozuo Mineral Water    3,770             190           3,440              140

11       Warehouse                      Wushi                      800             690             360                -

12       Underground Water Pipe         City Water                               1,980                                -

13       Installation                   Provincial Thermal     150,000           6,840           3,110          140,050

14       Main Plant Construction        Xian                     6,190               -           6,190                -

15       Plant Wall                     Chang                      320                             320                -
                                                               --------- ----------------  --------------    --------------

                                               TOTAL           254,420          33,510          31,540          194,280


                                   Schedule C

                         List of Approvals Not Obtained

         Assignor acknowledges that as of the date hereof, it has not received the following approvals:

         1.       Construction Engineering Permit

         2.       Construction Start Permit












                                      D-1